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                                                                    EXHIBIT 4.1


                                    FORM OF
                        CLASS A COMMON STOCK CERTIFICATE
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            NUMBER                                                                               SHARES

   RSG

           CLASS A                                    REPUBLIC SERVICES, INC.                    CLASS A
         COMMON STOCK               INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE       COMMON STOCK

THIS CERTIFICATE IS TRANSFERABLE                                                             CUSIP 760759 10 0
IN CHARLOTTE, NC AND NEW YORK, NY


THIS CERTIFIES THAT
                                                                                                       SEE REVERSE
                                                                                                       FOR CERTAIN
                                                                                                       DEFINITIONS




IS THE OWNER OF

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       FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK,
                               PAR VALUE $.01, OF
===============================================================================


                            REPUBLIC SERVICES, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon this Certificate properly endorsed. This Certificate and the shares evidenced hereby are issued under and shall be subject to all provisions of the Certificate of Incorporation of the Corporation and any amendments thereto, copies of which are on file with the Corporation and the Transfer Agent, to all of which the holder by acceptance hereof, assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

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Dated:

   /s/ Harris W. Hudson                  [SEAL]                       /s/ H. Wayne Huizenga
VICE CHAIRMAN AND SECRETARY      REPUBLIC SERVICES, INC.       CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                               CORPORATE SEAL 1996 DELAWARE

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Countersigned and Registered:
       FIRST UNION NATIONAL BANK
         (CHARLOTTE, NC)
                                 Transfer Agent
                                  and Registrar

By
                           Authorized Signature


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                            REPUBLIC SERVICES, INC.

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE,PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to the applicable laws or regulations:


   TEN COM - as tenants in common      UNIF GIFT MIN ACT-______ Custodian______
   TEN ENT - as tenants by the                           (Cust)          (Minor)
               entireties                                under Uniform Gifts to
   JT TEN  - as joint tenants with                       Minors Act____________
               right of survivorship                                 (State)
               and not as tenants in
               common

    Additional abbreviations may also be used though not in the above list.


   For value received,________________,hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________


_______________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

_______________________________________________________________________________


_______________________________________________________________________________


________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated______________________________




                            ____________________________________________________
                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                            WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


   SIGNATURE(S) GUARANTEED: ____________________________________________________
                            THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15.